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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65365) of National Equipment Services, Inc. and its subsidiaries of our report dated February 14, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Chicago, Illinois
March 29, 2000

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